Exhibit 99.7

Amendment Agreement ASPA

AMENDMENT AGREEMENT
regarding the
ASSET AND SHARE PURCHASE AGREEMENT

by and between

1.             EPCOS AG, a stock corporation (Aktiengesellschaft) under German law, having its domicile in Munich

- “Seller” -

2.             KEMET Electronics GmbH, a limited liability corporation (GmbH) under German law,           having its domicile in Munich

- “German Purchaser” -

3.             KEMET Electronics Corporation., a stock corporation under the laws of the State of Delaware, United States, having its domicile in Simpsonville, SC/USA

- “Purchaser II” and collectively with the German Purchaser, the “Purchasers”-

4.             KEMET Corporation, a stock corporation under the laws of the State of Delaware, United States, having its domicile in Simpsonville, SC/USA

- “Purchasers’ Guarantor” -

Seller, Purchasers and Purchasers’ Guarantor a “Party”

and collectively the “Parties”

PREAMBLE

A.           On December 12, 2005, the Seller, German Purchaser, KEMET Electronics S.A. and Purchaser’s Guarantor entered into an Asset and Share Purchase Agreement (the “ASPA”) under which the Purchasers agreed to purchase and Seller agreed to sell to Purchaser Seller’s tantalum capacitor business (the “Tantalum Business”), including all shares in EPCOS PEÇAS E COMPONENTES ELECTRÓNICOS, S.A., Evora/ Portugal (“EPCOS Portugal”).

B.            KEMET Electronics S.A. has been substituted as one of the purchasers by KEMET Electronics Corporation by a substitution agreement between Seller, German Purchaser, KEMET Electronics S.A., Purchaser II and Purchasers’ Guarantor dated [     ].

C.            The Purchasers and Purchasers’ Guarantor are not yet in a position to operate a world-wide distribution system that complies with the operational requirements of the Tantalum Business. EPCOS is willing to support the Purchasers and Purchasers’ Guarantor in overcoming these difficulties by assuming for a transitional period the distribution of Tantalum Capacitors.

D.            The implementation of the temporary distribution and further changes which have occurred since the execution of the ASPA require certain changes to the ASPA which the Parties intend to make by virtue of this Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.             Defined Terms and Abbreviations

In this Agreement, except where set forth otherwise herein, capitalized terms and abbreviations shall have the same meaning as in the ASPA.

2.             Distribution Agreements

As of the Closing, a temporary distribution structure for the Tantalum Business shall be implemented by the Parties as follows:

(i)            Seller and Purchaser’s Guarantor shall enter, and Seller shall procure that EPCOS Portugal enters, at the Closing into a temporary distribution agreement substantially conforming to the draft attached as Exhibit A 2(i) (the “Temporary Distribution Agreement”);

(ii)           Purchaser’s Guarantor shall enter, and Seller shall procure that EPCOS Portugal and EPCOS 2 Portugal, LDA, a newly-established, wholly-owned subsidiary of EPCOS (“New EPCOS Evora”) shall enter, at the Closing into a temporary supply agreement regarding the supply of Tantalum Capacitors produced in Evora by EPCOS Portugal to New EPCOS Evora substantially conforming to the draft attached as Exhibit A 2(ii) (the “Temporary Evora Supply Agreement”); and

(iii)          Seller, Purchaser II and Purchaser’s Guarantor shall enter, and Seller shall procure that EPCOS Portugal enters, at the Closing into an amended manufacturing and supply agreement regarding the manufacturing and supply of Tantalum Polymer Capacitors manufactured at Seller’s site in Heidenheim, Germany, which agreement shall replace the current Manufacturing and Supply Agreement between Seller and Purchaser II dated December 12, 2005, substantially conforming to the draft attached as Exhibit A 2(iii) (the “Restated Heidenheim Manufacturing and Supply Agreement”)

(the Temporary Distribution Agreement, the Temporary Evora Supply Agreement and the Restated Heidenheim Manufacturing and Supply Agreement, the “Distribution Agreements”).

In case of any inconsistencies between the Distribution Agreements on the one side and the ASPA, as amended by this Agreement, on the other side, the provisions of the Distribution Agreements shall prevail.

3.            Provisions of ASPA on Transfer of Assets and Contracts

3.1           Finished Products

3.1.1        In Section 4.1.3 of the ASPA, Seller has transferred, subject to the condition precedent of the occurrence of the Closing and with effect from the Closing Date to German Purchaser all finished goods located on or in transit to or from the premises of Seller and used by Seller exclusively for the German Tantalum Business as of the Closing Date.

3.1.2        The Parties hereby cancel Section 4.1.3 of the ASPA and agree that as of the Closing Date such finished goods shall not be transferred to German Purchaser but shall remain in the ownership of Seller. Seller shall use, and shall procure that the Distribution Companies (as defined in the Temporary Distribution Agreement; the “Distribution Companies”) or New EPCOS Evora use, such finished products during the Temporary Distribution Period (as defined in the Temporary Distribution Agreement; the “Temporary Distribution Period”) for distribution to the Tantalum Customers (as defined in the Temporary Distribution Agreement; the “Tantalum Customers”). At the Temporary Distribution End Date (as defined in the Temporary Distribution Agreement; the “Temporary Distribution End Date”), all finished goods (fertige Erzeugnisse) located on or in transit to or from the premises of Seller and used by Seller exclusively for the German Tantalum Business as of the Temporary Distribution End Date (including, without limitation, such finished goods on consignment with third parties or stored in warehouses) shall be sold and transferred to EPCOS Portugal as set forth in more detail in the Restated Heidenheim Manufacturing and Supply Agreement regarding Tantalum Capacitors produced by Seller and in the Temporary Distribution Agreement regarding Tantalum Capacitors produced by EPCOS Portugal.

3.1.3        For the avoidance of doubt, Section 4.1.1 and 4.1.2 and Section 4.1.4 through 4.1.6 of the ASPA shall remain unaffected.

3.2           Assumed German Contracts and Shared Contracts

3.2.1        In Section 7.1 of the ASPA, German Purchaser has assumed from Seller the Assumed German Contracts subject to the condition precedent of the occurrence of the Closing and with effect as of the Closing Date. Pursuant to Section 7.6 of the ASPA certain other contracts of Seller shall be split and partially assumed by German Purchaser.

3.2.2        The Parties hereby limit the scope Section 7.1 of the ASPA to the effect that as of the Closing Date Seller shall not transfer the Assumed German Contracts to the German Purchaser but shall remain the contractual party to the Assumed German Contracts for a transitional period. Such transitional period shall terminate for any group of Assumed German Contract as set forth in the phase-out schedule attached as Exhibit A 3.2.2 (the “Phase-out Schedule”). Once for an Assumed German Contract the transitional period has ended, such Assumed German Contract shall be transferred to and assumed by German Purchaser with commercial effect of such transfer and assumption.

3.2.3        As a consequence of such postponement of the transfer of the Assumed German Contracts, any reference to the Closing Date or Closing made in Sections 7 or 8 of the

ASPA in respect of an Assumed German Contract shall be read as if it was a reference to the date on which for such Assumed German Contract the transitional period has ended. This shall apply, without limitation, to the assumption of obligations with full release of Seller (Section 7.1), the receipt of payments (Section 7.5), the indemnification (Section 7.9), the third-party consent (Section 8.1) and the internal relationship (Section 8.2).

3.2.4        For the avoidance of doubt, in respect of any Assumed Contracts which are not Assumed German Contracts, including the Investment Contracts, the provisions of Section 7 of the ASPA shall remain unaffected.

3.2.5        With respect to the Shared Contracts, Sections 7.6, 8.1 and 8.2 of the ASPA are hereby amended to the effect that the split of and carve-out from the Shared Contracts shall be made for each Shared Contract not with effect as of the Closing Date or Closing but as of the date on which for the respective Shared Contract the transitional period as described in the Phase-out Schedule has ended.

3.3           Foreign Inventories, Exclusive Foreign Contracts and Shared Foreign Contracts

3.3.1        Pursuant to Sections 3.3 and 3.4 of the ASPA, (i) the Foreign Inventories were supposed to be sold and transferred to certain Affiliates of Purchasers on the basis of certain Foreign Inventories Sale and Purchase Agreements and (ii) any and all rights and obligations under the Exclusive Foreign Contracts shall be transferred to and assumed by certain Affiliates of Purchasers on the basis of certain Exclusive Foreign Contract Sale, Transfer and Assumption Agreements. Pursuant to Section 3.5 of the ASPA the Shared Foreign Contracts shall be split and partially assumed by certain Affiliates of Purchasers in accordance with Section 7.6 of the ASPA.

3.3.2        The Parties hereby amend Sections 3.3 through 3.5 of the ASPA to the effect that the transfer of the Foreign Inventories and the Exclusive Foreign Contracts to Affiliates of Purchaser and the split of and carve-out from the Shared Foreign Contracts shall not take place as of the Closing Date.

3.3.3        Seller shall use, and shall procure that the Distribution Companies (as defined in the Temporary Distribution Agreement) or New EPCOS Evora shall use, the Foreign Inventories during the Temporary Distribution Period distribution to the Tantalum Customers. At the Temporary Distribution End Date, all Foreign Inventories owned by Seller’s Affiliates as of the Temporary Distribution End Date shall be sold and transferred to Affiliates of Purchaser under the Temporary Distribution Agreement.

3.3.4        The Exclusive Foreign Contracts shall be transferred to Affiliates of Purchaser as set forth in Exhibit 3.4 (1) in accordance with the Phase-out Schedule. Such transfers shall be made by virtue of Exclusive Foreign Contract Sale, Transfer and Assumption Agreements to be agreed upon between the Parties in good faith as soon as reasonably possible after the Closing Date and, unless set forth otherwise herein, reflecting the principles set forth in Section 3.4 of the ASPA.

3.3.5        For the Shared Foreign Contracts Section 3.2.5 shall apply mutatis mutandis.

4.             Provisions of ASPA on Purchase Price

4.1           Carve-out of the Foreign Inventories and Heidenheim Finished Goods. As neither the Foreign Inventories shall be transferred to Purchasers’ Affiliates nor the finished goods owned by Seller (the “Heidenheim Finished Goods”) shall be transferred to German Purchaser as of the Closing Date, but shall be sold and transferred separately from the other assets of the German Tantalum Business at the end of the Temporary Distribution Period, the Foreign Inventories and the Heidenheim Finished Goods shall be eliminated from the calculation of the Purchase Price. Therefore, Section 9 of the ASPA is hereby amended as follows:

(i)             Section 9.2 (iii) is cancelled;

(ii)            Section 9.5.2 (i) is cancelled; and

(iii)           Section 9.5.3 is amended to the effect that the Foreign Inventories shall not be included in the Net Working Capital.

The Foreign Inventories as well as the Heidenheim Finished Goods shall be sold and transferred in accordance with the Distribution Agreements.

4.2           Net Working Capital. The Net Working Capital shall include any receivables and payables of EPCOS Portugal from or to New EPCOS Evora arising out of the relationship of New EPCOS Evora as distributor for EPCOS Portugal, but shall exclude any receivables and payables of (i) EPCOS Portugal from/to Seller arising out of the relationship of Seller as distributor for EPCOS Portugal and (ii) Seller regarding the German Tantalum Business from/to EPCOS Portugal arising out of the relationship of EPCOS Portugal as distributor for Seller. Such payables and receivables will be settled between Seller and EPCOS Portugal until Closing.

4.3           Adjustment of the Closing Date Order Volume. Due to the transfer of agreements with, orders of and contractual offers by customers of EPCOS Portugal to New EPCOS Evora, the Closing Date Order Volume shall also include the sum of the sale prices in Euro of all unfulfilled orders and order forecasts for tantalum capacitors placed with New EPCOS Evora as of the end of the second to last Business Day prior to the Closing Date.

5.             Provisions of ASPA on Investment Contacts

5.1           Closing Condition – Consent of the Portuguese State. The Closing Condition pursuant to Section 11.1 (ii) of the ASPA shall be deemed to have occurred as soon as the Portuguese Council of Ministers (Conselho de Ministros) granted its approval to the Investment Contracts Amendment Agreements (as defined in Section 5.3 below).

5.2           Closing Action – Execution of an Indemnification Agreement. Seller and Purchaser’s Guarantor shall execute at Closing an indemnification agreement substantially conforming to the draft attached as Exhibit A 5.2 according to which Purchaser’s Guarantor shall indemnify and hold harmless Seller from and against any and all liabilities of Seller as Guarantor for EPCOS Portugal under the Investment Contracts.

The execution of such agreement shall constitute a Closing Action in the meaning of Section 11.6 of the ASPA.

5.3           Amendment of the Investment Contracts. The transfer of Seller’s position under the Investment Contracts to Purchasers’ Guarantor shall be made under amendment agreements to the Investment Contracts provided by the Portuguese States substantially in the form of the drafts attached as Exhibit A 5.3 (the “Investment Contracts Amendment Agreements”). The Investment Contracts Amendment Agreements have to be approved by the Portuguese Council of Ministers. After such approval has been archived, the Investment Contracts Amendment Agreement will be executed by the Portuguese State. Such executed Investment Contracts Amendment Agreements will be sent to Purchaser’s Guarantor. Purchaser’s Guarantor shall countersign the Investment Contracts Amendment Agreements as soon as reasonable possible after receiving the executed drafts and provide Seller with a certified copy of the Investment Contracts Amendment Agreements being executed by both parties.

6.             Further Amendments

6.1           Closing Action – Manufacturing Agreement. Section 11.6 (viii) is hereby amended and the words “Manufacturing Contract” shall be replaced by the words “Restated Heidenheim Manufacturing and Supply Agreement”.

6.2           Closing Action – Foreign Inventories and Exclusive Foreign Contracts. Section 11.6 (ix) is hereby cancelled.

6.3           Merger Filing Brazil. The requirement of the merger notification with the cartel authorities of Brazil as set forth in Section 11.3 of the ASPA is hereby waived, as the Parties are jointly of the opinion that such filing is not required under Brazilian laws.

6.4           Non-compete. Section 18.1.1 shall not apply to any activities undertaken by Seller or Seller’s Affiliates under or in connection with the Distribution Agreements or under agreements with customers that (i) have not been transferred due to the amendments set forth herein above or (ii) have been concluded during the Temporary Distribution Period.

7.             Miscellaneous

The provisions of Section 22 of the ASPA shall apply to this Agreement mutatis mutandis.

EPCOS AG		EPCOS AG
by:		by:

Name:	Dr. Wilfried Backes	Name:	Dr. Werner Faber
Position:	CFO	Position:	COO
Place, Date:		Place, Date:

Signature:		Signature:

KEMET Corporation
by:

Name:	Per-Olof Loof
Position:	CEO
Place, Date:
Signature:

KEMET Electronics GmbH		KEMET Electronics Corporation
by:		by:

Name:	Per-Olof Loof	Name:	Per-Olof Loof
Place, Date:		Place, Date:

Signature:		Signature: